UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2005

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

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          Nevada                    000-49735                 87-0642947
------------------------------  -----------------     --------------------------
(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)

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                        3170 De La Cruz Blvd., Suite 108
                              Santa Clara, CA 95054

               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 986-6020




          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registrant's Certifying Accountant.

The accounting firm of Madsen & Associates, CPAs Inc., a Salt Lake City, Utah corporation ("Madsen") has been the independent auditors for Intraop Medical Corporation (the "Company") since April 5, 2003. The Company has dismissed Madsen as its independent auditors on or about April 25, 2005, at which time the Company retained Stonefield Josephson, Inc. as its independent auditors. The change of independent auditors was recommended and unanimously approved by the Board of Directors of the Company on April 25, 2005.

Madsen's reports on the Company's financial statements for the years ended December 31, 2004 and December 31, 2003 contained no adverse opinion or disclaimer of opinion about the Company or any disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, except that the reports for the periods ended December 31, 2004 and December 31, 2003 expressed Madsen's opinion that various factors about the Company raise substantial doubt about the ability of the Company to continue as a going concern.

For the two years ended December 31, 2004 through the date of dismissal, the Company had no disagreements, whether or not resolved, with Madsen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Madsen's satisfaction, would have caused Madsen to make reference to the subject matter of the disagreement in connection with its report. There were no events otherwise reportable under Item 304(a)(1)(iv) of Regulation S-B.

Stonefield Josephson, Inc. have been the independent auditors and have reviewed the financial statements of Intraop Medical, Inc., a Delaware corporation ("Target"), since May 21, 2004. Target was merged with and into the Company on March 9, 2005. Stonefield Josephson, Inc. was not consulted with the Company regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements prior to being retained as the independent auditor of the Company, except to the extent that the audited financial statements of the Target were included in filings made by the Company.

The Company provided Madsen with a copy of the report described above. Attached as Exhibit 16.1 is a copy of a letter from Madsen agreeing with the statements made in this report.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(c)  Exhibits

Exhibit 16 - Letter on Change of Certifying Accountant Provided by Madsen & Associates, CPAs Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INTRAOP MEDICAL CORPORATION


Date: May 10, 2005                           By: /s/ Donald A. Goer
                                                 -------------------------------
                                                 Donald A. Goer
                                                 Chief Executive Officer